                                                 Registration No. 333___________
      As filed with the Securities and Exchange Commission on September 8, 1998
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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                 --------------------

                                      FORM S-8
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                                --------------------

                               ARCADIA FINANCIAL LTD.
               (Exact name of registrant as specified in its charter)

               Minnesota                               41-1664848
     (State or other jurisdiction                   (I.R.S. Employer
     of incorporation or organization)             Identification No.)

                                 --------------------

                            7825 Washington Avenue South
                         Minneapolis, Minnesota 55439-2444
                           (Address, including zip code,
                    of registrant's principal executive offices)

                                --------------------

                               Arcadia Financial Ltd.
                         1990 Stock Option Plan, As Amended
                              (Full title of the plan)

                                --------------------

                               Richard A. Greenawalt
                               Arcadia Financial Ltd.
                            7825 Washington Avenue South
                         Minneapolis, Minnesota 55439-2444
                                   (612) 942-9880
                        (Name, address and telephone number,
                including area code, of agent for service of process)

                                --------------------

                                      Copy to:
                               William B. Payne, Esq.
                                Dorsey & Whitney LLP
                               220 South Sixth Street
                            Minnesota, Minnesota  55402

                                --------------------

                           CALCULATION OF REGISTRATION FEE

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                                                        Proposed maximum         Proposed maximum
                                        Amount to be   offering price per       aggregate offering       Amount of
Title of securities to be registered     registered         share(1)                   price         registration fee
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
Common stock, $.01 par value             3,500,000           $4.156               $14,546,000.00         $4,292.00

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

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based upon the average of the high and low prices for shares of the Registrant's Common Stock on September 2, 1998, as reported by the New York Stock Exchange.

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

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


     Pursuant to General Instruction E of Form S-8, this Registration Statement on Form S-8 relates to additional shares of Common Stock to be issued by the Registrant under its 1990 Stock Option Plan, As Amended (the "Plan"). The Registrant hereby incorporates by reference the contents of its previously filed Registration Statements on Form S-8 relating to the Plan (Commission File Nos. 33-56782 and 33-94228).

ITEM 8.   EXHIBITS.


     Exhibit
     Number         Description
     ------         -----------
     5.1            Opinion of Dorsey & Whitney LLP

     23.1           Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

     23.2           Consent of Independent Public Accountants

     24             Power of Attorney (included on signature page)


                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, State of Minnesota, on the 31st day of August, 1998.

                                   ARCADIA FINANCIAL LTD.


                                   By /s/ Richard A. Greenawalt
                                     ----------------------------------------
                                     Richard A. Greenawalt
                                     Chief Executive Officer and President

                                  POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard A. Greenawalt and John A. Witham, or either of them (with full power to act alone), as his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed by the following persons in the capacities indicated.


     Signature                               Title                                   Date
/s/ Richard A. Greenawalt      Chief Executive Officer, President and            August 31, 1998
--------------------------     Director (Principal Executive Officer)
Richard A. Greenawalt

/s/ John A. Witham             Executive Vice President and Chief                August 31, 1998
--------------------------     Financial Officer (Principal Financial
John A. Witham                 Officer)

/s/ Brian S. Anderson          Senior Vice President and Controller              August 31, 1998
--------------------------     (Principal Accounting Officer)
Brian S. Anderson

/s/ Scott H. Anderson          Director                                          August 31, 1998
--------------------------
Scott H. Anderson

/s/ Robert J. Cresci           Director                                          August 31, 1998
--------------------------
Robert J. Cresci

/s/ James L. Davis             Director                                          August 31, 1998
--------------------------
James L. Davis

/s/ Warren Kantor              Director                                          August 31, 1998
--------------------------
Warren Kantor

/s/ Robert A. Marshall         Director                                          August 31, 1998
--------------------------
Robert A. Marshall


                                   EXHIBIT INDEX TO
                                       FORM S-8

                                ARCADIA FINANCIAL LTD.


     Exhibit
     Number         Description
     ------         -----------
      5.1           Opinion of Dorsey & Whitney LLP

     23.1           Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

     23.2           Consent of Independent Public Accountants

     24             Power of Attorney (included on signature page)
